Supplement to the

Fidelity® Select Portfolios®

Money Market Portfolio (FSLXX)

A Fund of Fidelity Salem Street Trust (formerly Fidelity Fixed-Income Trust)

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2012

The following information replaces similar information found in the "Fund Holdings Information" section on page 34.

The fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

SELMMB-13-01  April 1, 2013
1.872061.109